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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2004


                                AMERIANA BANCORP
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

          INDIANA                      0-22423                   35-1782688
----------------------------    ------------------------       ---------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA     47263-1048
                -----------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------



                                 NOT APPLICABLE
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
                ---------------------------------------------


         On November 12, 2004, Ameriana Bancorp, the holding company for Ameriana Bank and Trust, announced its unaudited financial results for the three and nine months ended September 30, 2004. Additionally, the press release disclosed that Ameriana Bank and Trust had reached a settlement in its litigation against Ameriana Motorist Insurance Company, under which Ameriana Bank and Trust would receive $2.3 million, subject to certain conditions. The press release announcing the unaudited financial results for the three and nine months ended September 30, 2004 and the settlement is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information:  Not applicable

         (c)    Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release Dated November 12, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERIANA BANCORP



Dated: November 12, 2004                    By:/s/ Bradley L. Smith
                                               ---------------------------------
                                               Bradley L. Smith
                                               Senior Vice President - Treasurer